OTHER INCOME	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Other Income and Other Expense Disclosure [Text Block]
NOTE 20 – OTHER INCOME

Other income for the three months ended December 31, 2011 and December 31, 2010 consists primarily of the income/(loss) relating to the translation of the foreign currency denominated balances primarily consisting of inter-company receivable due to the parent company.  The significant depreciation of the Indian rupee against the U.S. dollar has resulted in an unrealized loss arising from the rupee denominated receivable in the books of the parent company.

NOTE 9 – OTHER INCOME

Other income in the current year consists primarily of the backer-recording of liabilities relating to the promoters of TBL, one of the subsidiaries of the Company. IGC had in the previous year disputed the payment of this liability and accordingly in the current year, it has been determined that the liability is no longer payable.